                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                           -------------------------

                                   FORM 8-K

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


   Date of report (Date of earliest event reported):      October 29, 1999
                                                     ---------------------


                  COMMUNICATIONS  WORLD  INTERNATIONAL,  INC.
                  -------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


Commission file number:  0-30220

                     Colorado                                                   84-0917382
--------------------------------------------------------------      ------------------------------------
(State or other jurisdiction of incorporation or organization)      (I.R.S. Employer Identification No.)

7315 South Revere Parkway,  Unit  602, Englewood,  Colorado                       80112
--------------------------------------------------------------------------------------------------------
       (Address of principal executive offices)                                 (Zip Code)

                                (303) 721-8200
              --------------------------------------------------
              Registrant's telephone number, including area code

Item 2.  Acquisition or Disposition of Assets

Effective October 29, 1999, the Company through its wholly owned subsidiary, IAC Acquisition Corporation, purchased certain assets and assumed certain liabilities of West-Tech Communications Corp. (West-Tech). West-Tech provides communications solutions to businesses in the Denver metropolitan area.

The Company acquired inventory of approximately $64,000, accounts receivable of approximately $236,000 net of accounts payable of approximately $88,000, and fixed assets with a net book value of approximately $29,000. The assets acquired included the name, West-Tech, and the Company intends to continue to use the assets acquired in providing communications solutions to businesses.

The Company issued 270,000 shares of its common stock, valued at the market price of $.98 per share on the date of closing; made a cash payment of approximately $559,000; and issued a note payable of $370,000 with interest at 7% per annum. Interest and principal on the note will be payable quarterly beginning January 31, 2000. The Company used internal funds for the acquisition, which were derived primarily from a recent private offering of notes and warrants.

Prior to the acquisition, there was no material relationship between the Company and West-Tech.

Item 7.  Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired

     It is impractical to provide the required financial information at the time of filing this report. The required financial information will be filed by amendment to this Form 8-K not later than January 12, 2000.

(b)  Pro Forma Financial Information

     It is impractical to provide the required pro forma financial information at the time of filing this report. The required financial information will be filed by amendment to this Form 8-K not later than January 12, 2000.

(c)  Exhibits

     2.1 Merger Agreement by and among IAC Acquisition Corporation, West-Tech Communications Corp., and Dave Clappisi filed as Exhibit 2 (g) to Registration Statement on Form 10-SB/A (File No. 0-30220) is incorporated herein by reference.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    Communications World International, Inc.
                                    --------------------------------------------
                                    (Registrant)


Date: November 8, 1999              /s/ James M. Ciccarelli
      ----------------              --------------------------------------------
                                    James M. Ciccarelli, Chief Executive Officer

                                       3